UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 26, 2012

VENTAS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-10989	61-1055020
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

353 N. Clark Street, Suite 3300, Chicago, Illinois	60654
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (877) 483-6827

Not Applicable
Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On October 26, 2012, Ventas, Inc. (the “Company”) issued a press release announcing its results of operations for the quarter ended September 30, 2012.  A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated in this Item 2.02 by reference.

The press release states that the Company’s normalized funds from operations (“FFO”) for the quarter ended September 30, 2012 were $284.9 million, or $0.96 per diluted common share, as compared to $255.1 million, or $0.88 per diluted common share, for the quarter ended September 30, 2011.  FFO, as defined by the National Association of Real Estate Investment Trusts (“NAREIT”), for the quarter ended September 30, 2012 was $289.7 million, or $0.97 per diluted common share, as compared to $264.2 million, or $0.91 per diluted common share, for the quarter ended September 30, 2011.  The Company’s net income attributable to common stockholders for the third quarter of 2012 was $111.9 million, or $0.38 per diluted common share (including expense associated with discontinued operations of $3.4 million), as compared to $102.9 million, or $0.35 per diluted common share (including expense associated with discontinued operations of $0.2 million and net litigation proceeds of $85.3 million), for the comparable period in 2011.

For the nine months ended September 30, 2012, the Company’s normalized FFO was $826.6 million, or $2.82 per diluted common share, as compared to $517.6 million, or $2.45 per diluted common share, for the nine months ended September 30, 2011.  NAREIT FFO for the nine months ended September 30, 2012 was $740.6 million, or $2.52 per diluted common share, as compared to $465.8 million, or $2.21 per diluted common share, for the nine months ended September 30, 2011.  The Company’s net income attributable to common stockholders for the first nine months of 2012 was $276.5 million, or $0.94 per diluted common share (including discontinued operations of $69.6 million), as compared to $171.5 million, or $0.81 per diluted common share (including discontinued operations of $2.0 million and net litigation proceeds of $85.3 million), for the comparable period in 2011.

The press release also states that the Company currently expects its normalized FFO for the year ending December 31, 2012 to be between $3.76 and $3.78 per diluted common share.  The Company expects its net income attributable to common stockholders for 2012 to be between $1.19 and $1.31 per diluted common share.

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements regarding the Company’s or its tenants’, operators’, managers’ or borrowers’ expected future financial condition, results of operations, cash flows, funds from operations, dividends and dividend plans, financing opportunities and plans, capital markets transactions, business strategy, budgets, projected costs, operating metrics, capital expenditures, competitive positions, acquisitions, investment opportunities, dispositions, merger integration, growth opportunities, expected lease income, continued qualification as a real estate investment trust (“REIT”), plans and objectives of management for future operations and statements that include words such as “anticipate,” “if,” “believe,” “plan,” “estimate,” “expect,” “intend,” “may,” “could,” “should,” “will” and other similar expressions are forward-looking statements. These forward-looking statements are inherently uncertain, and actual results may differ from the Company’s expectations. The Company does not undertake a duty to update these forward-looking statements, which speak only as of the date on which they are made.

The Company’s actual future results and trends may differ materially from expectations depending on a variety of factors discussed in the Company’s filings with the Securities and Exchange Commission. These factors include without limitation: (a) the ability and willingness of the Company’s tenants, operators, borrowers, managers and other third parties to satisfy their obligations under their respective contractual arrangements with the Company, including, in some cases, their obligations to indemnify, defend and hold harmless the Company from and against various claims, litigation and liabilities; (b) the ability of the Company’s tenants, operators, borrowers and managers to maintain the financial strength and liquidity necessary to satisfy their respective obligations and liabilities to third parties, including without limitation obligations under their existing credit facilities and other indebtedness; (c) the Company’s success in implementing its business strategy and the Company’s ability to identify, underwrite, finance, consummate and integrate diversifying acquisitions and investments, including investments in different asset types and outside the United States; (d) macroeconomic conditions such as a disruption of or lack of access to the capital markets, changes in the debt rating on U.S. government securities, default or delay in payment by the United States of its obligations, and changes in the federal budget resulting in the reduction or nonpayment of Medicare or Medicaid reimbursement rates; (e) the nature and extent of future competition; (f) the extent of future or pending healthcare reform and regulation, including cost containment measures and changes in reimbursement policies, procedures and rates; (g) increases in the Company’s borrowing costs as a result of changes in interest rates and other factors; (h) the ability of the Company’s operators and managers, as applicable, to comply with laws, rules and regulations in the operation of the Company’s properties, to deliver high quality services, to attract and retain qualified personnel and to attract residents and patients; (i) changes in general economic conditions or economic conditions in the markets in which the Company may, from time to time, compete, and the effect of those changes on the Company’s revenues, earnings and funding sources; (j) the Company’s ability to pay down, refinance, restructure or extend its indebtedness as it becomes due; (k) the Company’s ability and willingness to maintain its qualification as a REIT in light of economic, market, legal, tax and other considerations; (l) final determination of the Company’s taxable net income for the year ending December 31, 2012; (m) the ability and willingness of the Company’s tenants to renew their leases with the Company upon expiration of the leases, the Company’s ability to reposition its properties on the same or better terms in the event of nonrenewal or in the event the Company exercises its right to replace an existing tenant, and obligations, including indemnification obligations, the Company may incur in connection with the replacement of an existing tenant; (n) risks associated with the Company’s senior living operating portfolio, such as factors that can cause volatility in the Company’s operating income and earnings generated by those properties, including without limitation national and regional economic conditions, costs of food, materials, energy, labor and services, employee benefit costs, insurance costs and professional and general liability claims, and the timely delivery of accurate property-level financial results for those properties; (o) changes in U.S. and Canadian currency exchange rates; (p) year-over-year changes in the Consumer Price Index and the effect of those changes on the rent escalators contained in the Company’s leases, including the rent escalator for Master Lease 2 with Kindred Healthcare, Inc., and the Company’s earnings; (q) merger and acquisition activity in the healthcare industry resulting in a change of control of one or more of the Company’s tenants, operators, borrowers or managers or significant changes in the senior management of the Company’s tenants, operators, borrowers or managers; (r) the Company’s ability and the ability of its tenants, operators, borrowers and managers to obtain and maintain adequate property, liability and other insurance from reputable, financially stable providers; (s) the impact of increased operating costs and uninsured professional liability claims on the liquidity, financial condition and results of operations of the Company’s tenants, operators, borrowers and managers, and the ability of the Company’s tenants, operators, borrowers and managers to accurately estimate the magnitude of those claims; (t) risks associated with the Company’s medical office building (“MOB”) portfolio and operations, including its ability to successfully design, develop and manage MOBs, to accurately estimate its costs in fixed fee-for-service projects and to retain key personnel; (u) the ability of the hospitals on or near whose campuses the Company’s MOBs are located and their affiliated health systems to remain competitive and financially viable and to attract physicians and physician groups; (v) the Company’s ability to build, maintain and expand its relationships with existing and prospective hospital and health system clients; (w) risks associated with the Company’s investments in joint ventures and unconsolidated entities, including its lack of sole decision-making authority and its reliance on its joint venture partners’ financial condition; (x) the impact of market or issuer events on the liquidity or value of the Company’s investments in marketable securities; and (y) the impact of litigation or any financial, accounting, legal or regulatory issues that may affect the Company or its tenants, operators, borrowers or managers. Many of these factors are beyond the control of the Company and its management.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.
Not applicable.
(b)	Pro Forma Financial Information.
Not applicable.
(c)	Shell Company Transactions.
Not applicable.
(d)	Exhibits:

Exhibit Number	Description
99.1	Press release issued by the Company on October 26, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VENTAS, INC.

Date:	October 26, 2012	By:	/s/ Kristen M. Benson
Kristen M. Benson
Vice President, Associate General
Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release issued by the Company on October 26, 2012.